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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 29, 2003

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a
Pooling and Servicing Agreement, dated as of May 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust 2003-3 Home Equity Pass-Through Certificates, Series 2003-3)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact Name of registrant as specified in its charter)


                       DELAWARE                              333-100669                      13-3320910
                       --------                              ----------                      ----------
           (State or Other Jurisdication of               (Commission File                (I.R.S. Employer
                    Incorporation)                            Number)                    Identification No.)

11 MADISON AVENUE, NEW YORK, NEW YORK                                               10010
-------------------------------------                                               -----
(Address of Principal Executive Offices)                                          (Zip Code)



Registrant's telephone number, including area code, is: (212) 538-3000
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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits:

          1. Pooling and Servicing Agreement, dated as of May 1, 2003, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, as trustee and Wilshire Credit Corporation, as servicer.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 CREDIT SUISSE FIRST BOSTON
                                                 MORTGAGE SECURITIES CORP.


                                                 By:     /S/JOHN P. GRAHAM
                                                    ---------------------------
                                                 Name:   John P. Graham
                                                 Title:  Vice President



Dated: June 13, 2003



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                                     EXHIBIT